Hawaiian Tax- Free Trust

Supplement dated as of July 15, 2024

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
dated July 12, 2024

The Board of Trustees of Hawaiian Tax-Free Trust (the “Fund”) has approved Foreside Fund Services, LLC (“Foreside”) to serve as the Fund’s distributor, effective no later than August 31, 2024. In addition, the Fund has engaged Chenery Compliance Group, LLC (“CCG”) and JW Fund Management, LLC (“JW Fund Management”) to provide compliance, fund officer and related administrative services to the Fund, effective no later than August 31, 2024. The services to be provided by Foreside, JW Fund Management and CCG (collectively, the “Successor Service Providers”) will replace services currently provided to the Fund by Aquila Distributors LLC and Aquila Investment Management LLC (the “Aquila Entities”). The Bank of New York Mellon will continue to provide fund accounting, custody, transfer agent and certain other administrative services for the Fund.

The Asset Management Group of Bank of Hawaii (the “Adviser”), the Fund’s investment adviser, remains committed to serving as the Fund’s investment adviser and pursuing the Fund’s investment objective: to provide shareholders with as high a level of current income exempt from Hawaii state and regular Federal income taxes as is consistent with preservation of capital.  The Adviser, the Successor Service Providers, The Bank of New York Mellon and the Aquila Entities are working to provide a smooth transition of distribution and administrative services for the Fund.

Please retain this supplement for future reference.

AQL-HIPSR2-0724